EXHIBIT 10.19

                              FIRST AMENDMENT TO

                         INDEMNIFICATION, REIMBURSEMENT

                             AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO  INDEMNIFICATION,  REIMBURSEMENT AND SECURITY  AGREEMENT

(this  "Amendment"),  dated as of January 31, 2002 by and among  Options  Talent

Group, a Nevada corporation f/k/a Sector  Communications,  Inc. (the "Company"),

eModel, Inc., a Delaware corporation  (hereinafter together with any predecessor entities,  the  "Subsidiary"  and together with the Company,  the "Debtors") and

Cortes W.  Randell,  a resident of the  Commonwealth  of Virginia (the " Secured

Party").

     WHEREAS, the parties hereto have entered into that certain Indemnification,

Reimbursement and Security Agreement, dated January 14, 2002 ("Agreement").

     WHEREAS,  the  Agreement referred to the Company as "Sector Communications,

Inc.,  a  Nevada  corporation."

     WHEREAS,  the  Company  filed  Articles  of  Amendment  to its  Articles of

Incorporation  with the Nevada  Secretary of State on December 31, 2001 changing its name to "Options Talent Group."

     WHEREAS,  the parties  desire  hereby to amend the Agreement to reflect the

Company's name change.

     NOW,  THEREFORE,  in  consideration  of  the  foregoing  premises  and  the agreements set forth below, the parties agree as follows:

     1. AMENDMENT TO AGREEMENT. All references in the Agreement and in any other document,  agreement or instrument executed in connection therewith,  to "Sector

Communications,  Inc." shall be deleted and replaced with "Options  Talent Group

(f/k/a Sector Communications,  Inc.)", except where such reference was made with respect to a date prior to December 31, 2001.

     2.  RATIFICATION  OF  AGREEMENT.  Except as  modified  by the terms of this

Amendment,  the Agreement is hereby ratified and confirmed in its entirety,  and shall remain in full force and effect in accordance with its terms.

     3.  GENERAL.

     This  Amendment  shall  be  governed  by the  laws of the  Commonwealth  of

Virginia (without  reference to its rules as to conflicts of law) and shall bind and inure to the  benefit of the  heirs,  personal  representatives,  executors,

administrators,  successors  and assigns of the parties.  Capitalized  terms not defined  herein  shall  have the  meanings  ascribed  to them in the  Agreement.

Captions  are  for  convenience  only  and  are  not  deemed  to be part of this

Amendment.  This Amendment may be executed in two or more counterparts,  each of which shall be deemed an original,  but all of which together  shall  constitute one and the same instrument. This Amendment may be executed by facsimile.

     IN WITNESS WHEREOF, this First Amendment to Indemnification,  Reimbursement and Security Agreement has been executed by each of the parties hereto as of the date first set forth above.

                              OPTIONS  TALENT  GROUP,

                              a  Nevada  corporation

                        f/k/a Sector Communications, Inc.

                              By:  /S/  Mohamed  Hadid

                              -----------------------------

                              Name:     Mohamed  Hadid

                              Title:    Chairman  of  the  Board

                         Address: 1801 Century Park East

                                        23rd  Floor

                                        Los  Angeles,  CA  90067

                              EMODEL,  INC.

                              By:  /S/  Thomas  Weinard

                              -------------------------

                              Name:     Thomas  Weinard

                              Title:     Vice  President

Accepted:

By:/S/ Cortes Randell

- ---------------------

Cortes  W.  Randell

c/o  Federal  News  Service

620  National  Press  Building

Washington,  DC  20045